POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Enrique Arzac, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse Trust, all registration statements on Form N-1A relating to the Commodity Return Strategy Portfolio (including amendments thereto), to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 6th day of February, 2006.

                                                     /s/ Enrique Arzac
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                                                     Enrique Arzac

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, James S. Pasman, Jr., hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse Trust, all registration statements on Form N-1A relating to the Commodity Return Strategy Portfolio (including amendments thereto), to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 7th day of February, 2006.

                                                     /s/ James S. Pasman
                                                     --------------------
                                                     James S. Pasman, Jr.

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey E. Garten, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse Trust, all registration statements on Form N-1A relating to the Commodity Return Strategy Portfolio (including amendments thereto), to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 7th day of February, 2006.

                                                     /s/ Jeffrey E. Garten
                                                     --------------------
                                                     Jeffrey E. Garten

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Richard H. Francis, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse Trust (the "Trust"), all registration statements on Form N-1A relating to the Commodity Return Strategy Portfolio, a portfolio of the Trust (including amendments thereto), to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 8th day of February, 2006.

                                                     /s/ Richard H. Francis
                                                     ---------------------
                                                     Richard H. Francis

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Michael E. Kenneally, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse Trust, all registration statements on Form N-1A relating to the Commodity Return Strategy Portfolio (including amendments thereto), to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 7th day of February, 2006.

                                                     /s/ Michael E. Kenneally
                                                     ------------------------
                                                     Michael E. Kenneally

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Steven N. Rappaport, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse Trust, all registration statements on Form N-1A relating to the Commodity Return Strategy Portfolio (including amendments thereto), to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 7th day of February, 2006.

                                                     /s/ Steven N. Rappaport
                                                     -----------------------
                                                     Steven N. Rappaport